UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  March 10, 2008
(Date of Earliest Event Reported)

GEMSTAR-TV GUIDE INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-24218	95-4782077
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

6922 Hollywood Boulevard
12th Floor
Los Angeles, California 90028
(Address of principal executive offices) (Zip Code)

(323) 817-4600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|           Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

|_|           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

 On March 10, 2008, Gemstar-TV Guide International, Inc.  (the “Company”) issued a press release announcing a new license agreement with Nintendo for Japan.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein in its entirety.

Separately, on March 12, 2008, the Company issued a press release announcing that it has released its digital services in Germany under an agreement with Eurosport.  A copy of the press release is attached hereto as Exhibit 99.2 and incorporated by reference herein in its entirety.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit
Number	Description

99.1	Press Release dated March 10, 2008.
99.2	Press Release dated March 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEMSTAR-TV GUIDE INTERNATIONAL, INC.

Date: March 12, 2008	By:	/s/ Stephen H. Kay
Stephen H. Kay
Executive Vice President, Secretary
and General Counsel

Exhibit Index

Exhibit 99.1	Press Release dated March 10, 2008.
Exhibit 99.2	Press Release dated March 12, 2008.